Exhibit 99.1

Corporate Overview 08 January 2024

2 FORWARD LOOKING STATEMENTS This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates ," "intends," "plans," "believes," "estimates," and similar expressions, and include statements regarding oncolytic viruses (OVs) being promising cancer therape uti cs; the potential of VCN - 01 and Theriva OVs and their ability to overcome key OV challenges; clinical advancement of VCN - 01 (including completion of enro llment into the pancreatic ductal adenocarcinoma [PDAC] Phase 2 clinical trial in H1 2024; potential expansion of VCN - 01 use in different lines of PDAC treatment; potential synergistic antitumor effects of VCN - 01 with topoisomerase inhibitors; and the potential of VCN - 01 to enable immuno - on cology therapies in refractory tumors). These forward - looking statements are based on management's expectations and assumptions as of the date of th is press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to di ffer materially from current expectations and assumptions from those set forth or implied by any forward - looking statements. Important factors that could cau se actual results to differ materially from current expectations include, among others, Theriva Biologics’ product candidates demonstrating safety and ef fec tiveness, as well as results that are consistent with prior results, the ability to initiate and complete clinical trials on time and achieve the des ired results and benefits, continuing clinical trial enrollment as expected, the ability to obtain regulatory approval for commercialization of product can didates or to comply with ongoing regulatory requirements, regulatory limitations relating to Theriva Biologics’ ability to promote or commercialize th eir product candidates for the specific indications, acceptance of product candidates in the marketplace and the successful development, marketing or sale o f T heriva Biologics’ products, developments by competitors that render such products obsolete or non - competitive, Theriva Biologics’ ability to maint ain license agreements, the continued maintenance and growth of Theriva Biologics’ patent estate, the ability to continue to remain well financed, an d o ther factors described in Theriva Biologics' Annual Report on Form 10 - K for the year ended December 31, 2022 and its other filings with the SEC, including subsequent periodic reports on Forms 10 - Q and 8 - K. The information in this presentation is provided only as of the date of this release, and Theriva Biologics undertakes no obligation to update any forward - looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

3 • Theriva Biologics is developing unique oncolytic viruses optimized for systemic administration • VCN - 01 is undergoing a Phase 2b clinical trial in first - line metastatic pancreatic cancer in combination with SoC chemotherapy • VCN - 01 Phase 1 clinical trials support multiple additional indications (retinoblastoma, HNSCC, CRC) and combinations (immunotherapies) • Albumin Shield Ť platform and innovative oncolytic virus discovery engine enable development of a distinct product pipeline OVERVIEW Financial Snapshot Exchange NYSE American Ticker TOVX Cash (09/30/2023) $31.2M Projected cash runway Q1 2025 Average Daily Volume (3M Ave) 46.7K Locations Rockville, MD Barcelona, Spain CRC colorectal cancer. HNSCC head and neck squamous cell carcinoma. SoC standard of care. Immunotherapies include immune chec kpo int inhibitors and CAR - T cells.

4 THERIVA PIPELINE *Based on Management’s current beliefs and expectations. aGVHD acute graft - vs - host disease; allo - HCT allogeneic hematopoietic ce ll transplant. IAP recombinant bovine intestinal alkaline phosphatase. HNSCC head and neck squamous cell carcinoma. IV intravenous. IVit intravi tre al. MAD multiple ascending dose. ODD Orphan Drug Designation. Candidate Target Pre - IND Phase 1 Phase 2 Collaborators Status* VCN - 01 Selective, Stroma Degrading OV Pancreatic Cancer (IV) with gemcitabine/nab - paclitaxel Phase 2 Study On - going (ODD EU, US) Retinoblastoma (IVit) Phase1 Study On - going (ODD US) HNSCC (IV) + durvalumab Phase 1 Treatment Complete Survival Follow - up On - going Solid Tumors – Brain, Ovarian, PDAC (IV) Phase 1 Studies On - going VCN - 11 Albumin Shield OV Solid tumors (IV) Preclinical Studies On - going SYN - 004 [1,2] Oral β - lactamase Prevention of aGVHD in allo - HCT Phase 1b/2a On - going SYN - 020 [3] Oral IAP Potential indications include NAFLD/NASH, celiac, radiation enteritis Phase 1 Studies Complete

5 VCN - 01 IS A UNIQUELY ENGINEERED HUMAN ADENOVIRUS 5 Stroma Cancer Associated Fibroblast Tumor Surrounded by STROMA VCN - 01 1 SYSTEMIC administration enables VCN - 01 access to primary tumor and metastases and detargets the liver SELECTIVE replication at very high levels lyses tumor cells directly without harming healthy tissues 2

6 VCN - 01 DESIGNED TO HAVE MULTIPLE ANTI - TUMOR ACTIONS PH20 PH20 PH20 PH20 PH20 PH20 PH20 PH20 nab - paclitaxel gemcitabine T - Cells Stroma Cancer Associated Fibroblast Neoantigen STROMA degradation by PH20 facilitates tumor access and destruction by coadministered cancer therapies 3 4 IMMUNOGENIC actions of VCN - 01 turn “cold” tumors “hot” and elicit an anti - tumor immune response VCN - 01 5 SELF REPORTING PH20 detected in the circulation indicates VCN - 01 is active and replicating in the tumor Tumor Stroma Degraded

7 CLINICAL DATA SUPPORT VCN - 01 MODE - OF - ACTION Remodels the tumor matrix and turns “cold” tumors “hot” IDO indoleamine 2,3 - dioxygenase, PD - L1 programmed death - ligand 1 and CD8 + lymphocyte infiltration measured by immunohistochemistry. PH20 (hyaluronidase) levels measured using an ELISA assay. Garcia - Carbonero (2022) J Immunother Cancer 10:e003255 [NCT02045602]. PH20 in serum (pg/ml) CD8 + lymphocytes IDO upregulation PD - L1 upregulation VCN - 01 1.0x10 ¹³ vp (Arms I, II, III) Pre - dose Day 8 Built - in biomarker: PH20 levels in patient sera indicate sustained VCN - 01 activity in tumors Immune markers upregulated in biopsies of hepatic metastases

8 VCN - 01 EXTENSIVE PHASE 1 PROGRAM 87 patients treated in multiple indications and combinations HEAD & NECK – IV (+ Durvalumab)* PANCREATIC - IV (+ Gemcitabine / Abraxane ® ) COLORECTAL – IV (alone) PANCREATIC - IT (+ Gemcitabine Abraxane ® ) PANCREATIC, OVARIAN - IV (+ huCART - meso cells)* BRAIN TUMORS – IV (alone)* HEAD & NECK – IV (alone) *On - going study. Abraxane® - nab - paclitaxel. Durvalumab (IMFINZI ® , AstraZeneca) is an anti - PD - L1 mAb immune checkpoint inhibitor. huCART - meso are autologous T cells engineered to express an extracellular single chain variable fragment (scFv) with mesothelin specificity. IT - intratumoral. IV - intravenous. IVit - intravitreal. Rb - retinoblastoma. See Appendix for study registry numbers and publications. Rb – IVit (alone)* Number of Patients in Each Study Lead Indication for Phase 2

9 VCN - 01 LEAD INDICATION PANCREATIC CANCER Highly fatal cancer protected by dense tumor stroma • Orphan disease with the highest mortality of all solid tumors • Median survival 8 - 11 months for metastatic disease¹ • USA est. 62,210 new cases and 49,830 deaths in 2022² , ³ • Hyaluronic acid in stroma is associated with reduced treatment efficacy and poor prognosis⁴ • VCN - 01 designed to degrade hyaluronic acid • Incidence is growing worldwide • Estimated treatment market ~$2.5B (2022) ~$7.0B (2030)⁵ ¹ Michael (2019) BMC Palliat Care 18:13, Bengtsson (2020) Sci Rep 10:16425, Carioli (2021) Ann Oncol 32:478, ASCO Pancreatic Cancer Statistics . ² SEER Cancer Stat Facts: Pancreatic Cancer website . ³ WW estimated 495,773 new cases and 466,003 deaths in 2020; Sung (2021) CA Cancer J Clin 71:209. ⁴Tahkola (2021) Sci Rep 11:12216, Placencio - Hickok (2022) Pancreatology 22:92. ⁵Data Bridge Market Research website . Pancreatic adenocarcinoma resected from the pancreas body and tail

10 VCN - 01 FAVORABLE OUTCOMES IN PHASE 1 TRIAL Multicenter, open - label, dose escalation study (NCT02045602) ¹Single dose of VCN - 01 (1x10¹¹ to 1x10¹³ vp/dose) administered by 10 min IV infusion. ²VCN - 01 doses 3.3x10¹² vp (n=6) and 1x10¹³ vp (6). ³nab - Paclitaxel (Abraxane®; 30 min infusion) administered at least 4 hours after VCN - 01. ⁴Gemcitabine (30 min infusion) administ ered immediately after Abraxane® infusion. ⁵VCN - 01 doses 3.3x10¹² vp (8) 1x10¹³ vp (6). Garcia - Carbonero (2022) J Immunother Cancer 10:e003255. x Single IV doses of VCN - 01 alone or with standard - of - care ( SoC ) chemotherapy gemcitabine/nab - paclitaxel (Abraxane®) x Evaluate safety and tolerability, recommended Phase 2 dose

11 VCN - 01 FAVORABLE OUTCOMES IN PHASE 1 TRIAL Multicenter, open - label, dose escalation study (NCT02045602) ¹Single dose of VCN - 01 (1x10¹¹ to 1x10¹³ vp/dose) administered by 10 min IV infusion. ²VCN - 01 doses 3.3x10¹² vp (n=6) and 1x10¹³ vp (6). ³nab - Paclitaxel (Abraxane®; 30 min infusion) administered at least 4 hours after VCN - 01. ⁴Gemcitabine (30 min infusion) administ ered immediately after Abraxane® infusion. ⁵VCN - 01 doses 3.3x10¹² vp (8) 1x10¹³ vp (6). Garcia - Carbonero (2022) J Immunother Cancer 10:e003255. OUTCOME VCN - 01 DOSE, virus particles (n)¹ SoC ALONE² Sequential Regimen 3.3x10¹² (6) 1.0x10¹³ (6) Combined (12) Phase 3 (431) Responders, % 16.7% 83.3% 50.0% 22.9% Median OS, months 13.1 20.8 13.5 8.5 Median PFS, months 9.9 6.7 7.2 5.5 Survival ≥12 months . . 67% 35% Survival ≥24 months . . 25% 16% KOLs advise that OS ≥15 months is a significant patient outcome RELATED AEs IN ≥1 PATIENT¹ CTCAE SEVERITY VCN - 01 Combined, Sequential Regimen Grade 1 - 2 Grade ≥3 Pyrexia/Influenza - like Illness 12 (85.7%) - Nausea 3 (21.4%) - Vomiting 3 (21.4%) - Asthenia/Fatigue 3 (21.4%) - Transaminase increases (ALT, AST) 2 (14.3%) 2 (14.3%) Thrombocytopenia 2 (14.3%) -

12 V IR AGE PHASE 2B CLINICAL TRIAL in PDAC Multicenter, open - label, randomized, controlled trial (NCT05673811) • Study on - going in patients with first - line metastatic pancreatic ductal adenocarcinoma (PDAC) • Up to 92 patients to be enrolled at sites in Spain and the USA • Randomized 1:1 to receive gemcitabine/nab - paclitaxel SoC or up to two doses of VCN - 01 plus SoC • Primary endpoints overall survival , VCN - 01 safety and tolerability • Secondary endpoints include response rates , progression free survival, landmark survival SoC standard of care

13 • Project complete enrollment into the VIRAGE Study H1 2024 • First DMC safety review Q1 2024 • Potential interim data analysis H2 2024 • Opportunity to discuss pivotal study design and potential expedited status with FDA and EMA • Evaluating potential expansion opportunities in pancreatic cancer¹ • Combination with FOLFIRINOX or NALIRIFOX² • Use of VCN - 01 in the neoadjuvant setting to improve surgical outcomes VCN - 01 DEVELOPMENT IN PANCREATIC CANCER ¹Contingent on additional funding or investigator sponsored studies. ²Preclinical data indicate synergy between VCN - 01 and topoi somerase inhibitors

14 THERIVA OV PORTFOLIO HIGHLIGHTS Unique MOA enables multiple indications and combinations • Highly differentiated OV designed to have multiple antitumor effects • Systemic administration, selective tumor replication, stroma degradation • Designed to increases cell lysis, tumor immunogenicity, and tumor access by co - administered therapies • Clinical data in different indications highlight multiple potential value opportunities for VCN - 01 • Encouraging clinical data in PDAC, HNSCC, and retinoblastoma support VCN - 01 MOA and safety profile • Phase 1 clinical data suggest potential to improve/enable use of immune CPIs in refractory patients • Phase 1 clinical data support the feasibility of combining VCN - 01 with CAR - T cells in solid tumor patients • Regulatory status expected to facilitate VCN - 01 development • Orphan Drug Designation in PDAC and retinoblastoma • Opportunity to apply for expedited status and/or Rare Pediatric Disease Designation (access to priority review voucher) • Leading OV discovery engine advancing diverse new product candidates • Potent tumor killing with potential single agent efficacy CPI immune checkpoint inhibitor. PDAC pancreatic ductal adenocarcinoma. R/M HNSCC refractory/metastatic head and neck squamou s c ell carcinoma. SoC standard of care (gemcitabine + nab - paclitaxel in PDAC). Alternate indications include retinoblastoma and brain tumors; phas e 1 data support additional evaluation in colorectal cancer. Topoisomerase inhibitors include topotecan and irinotecan.

15 H2 2024 ACHIEVEMENTS AND PROJECTED MILESTONES Q4 2023 H1 2024 x VCN - 01 PDAC Increased enrollment rate in the VIRAGE Phase 2b study x VCN - 01 RETINOBLASTOMA 3 additional patients enrolled ISS Completed FDA pre - IND meeting x VCN - 01 HNSCC VCN - 01 mediated increase in tumor PD - L1 levels correlated with OS x VCN - 01 + CAR - T Feasibility demonstrated in on - going U. Penn ISS ¹ VCN - 12 is an armed version of VCN - 11 designed to express an additional functional payload ( VCN - 11 is the first clinical candidate using the Albumin Binding Domain Œ technology) ²Contingent on Theriva obtaining required funding for a clinical trial. ³These could include Fast Track or Rare Pediatric Disease designation. HNSCC head and neck squamous cell carcinoma. ISS investigator sponsored Phase 1 study. • VCN - 01 PDAC Phase 2 enrollment complete First DMC safety review • VCN - 01 RETINOBLASTOMA ISS completion Finalize Phase 2 study design • SYN - 004 aGVHD Phase 1b/2a data 2 nd cohort Initiate 3 rd cohort • VCN OV DISCOVERY VCN - 12 candidate selection¹ • VCN - 01 PDAC Potential interim data analysis and FDA discussion of pivotal design • VCN - 01 RETINOBLASTOMA Potential FDA IND submission² Application for expedited status³ • VCN - 01 HNSCC Regulatory advice on potential Phase 2 study design • VCN - 01 + CAR - T Anticipate additional data presentations by U. Penn

16 • Immediate Goals • Augment share register with additional sophisticated institutional investors • Establish a realistic share price/valuation to facilitate financial options • External validation through a funded discovery or development partnership • Mid - to Longer - Term Goals • Institutional investment to enable registration studies in lead indication(s) • Financing or partnering to advance OV pipeline and explore additional indications FINANCIAL AND INVESTMENT GOALS

APPENDIX

18 SEASONED LEADERSHIP TEAM Manel Cascall ó PhD General Director, EU Subsidiary Expertise in oncolytic adenovirus clinical development, received several patents for the use of adenovirus as antitumoral agents and authored many peer - reviewed scientific publications Deep regulatory experience and serves as an independent expert for the European Medicines Agencies (EMA) Steven Shallcross Chief Executive Officer, Chief Financial Officer Served as the Company’s CEO since 2018 and CFO since joining the Company in 2015 Deep operational, financial and international biotech industry experience and proven track record of leading the financial development and strategy in the public sector Vince Wacher PhD Head Corporate Development Nearly 30 years leading corporate strategy, partnering, research, clinical development, and intellectual property programs for start - ups, small companies, and new business units within large companies Development experience across oncology, infection, GI, metabolic diseases, transplantation, and drug delivery

19 VCN - 01, VCN - 11 Composition of Matter (exp 2030) Methods of Use and Novel Formulations (examination) Use in Rb (exp 2036) ODD EU (PDAC) ODD US (Rb) VCN - 11, Discovery Composition of Matter (exp 2034) Methods of Use and Novel Formulations (examination) SYN - 004, - 006, - 007 Composition of Matter (exp 2031 - 5) Methods of Use and Novel Formulations (exp 2035 - 6) SYN - 020 Manufacturing Know - how (Trade Secret) Methods of Use and Novel Formulations (applications filed) Option to additional IP from MGH Hyaluronidase OV Albumin Shield Œ Oral β - Lactamase Oral IAP INTELLECTUAL PROPERTY ODD Orphan Drug Designation provides 7 years market exclusivity in US and 10 years in the EU. OV oncolytic virus. PDAC pancre ati c ductal adenocarcinoma. Rb retinoblastoma.

VCN - 01 IN PANCREATIC CANCER

21 VCN - 01 IS A UNIQUELY ENGINEERED HUMAN ADENOVIRUS 5 Replication enhanced by significantly increased E2F binding. E1a - δ24 gene deletion means replication only in cells with a defective Rb - E2F pathway. Fiber shaft RGDK modification. PH20 soluble human testicular hyaluronidase enzyme expression is under control of the virus major la te promoter (MLP). Systemic Selective Stroma Degrading Self Reporting E2F binding +++ E1a - Δ24 MLP PH20 -- RGDK Access primary and metastatic lesions High dose, highly replicating Expresses PH20 (hyaluronidase) after viral replication cycle Replicates only in tumor cells Liver detargeted PH20 in blood is a biomarker for virus replication in tumors

22 EXTENSIVE VCN - 01 PHASE 1 CLINICAL EXPERIENCE 87 Patients Treated in Diverse Cancer Indications ¹Garcia - Carbonero (2022) J Immunother Cancer 10:e003255. ²Bazan - Peregrino (2021) J Immunother Cancer 9:e003254. ³huCART - meso are autologous T cells engineered to express an extracellular single chain variable fragment (scFv) with mesothelin specificity. HNSCC head and neck squamous cell carcinoma. IV intravenous. IT intratumoral. IVit intravitreal. Location Phas e Indication Co - therapy Rout e Status Registry Multicenter (ESP) 1 Part I: Solid tumor Part II, III: PDAC Part I: None Parts II,III: Gemcitabine + nab - Paclitaxel IV Complete¹ NCT02045602 Multicenter (ESP) 1 PDAC Gemcitabine + nab - Paclitaxel IT Complete² NCT02045589 Hospital Sant Joan de Déu, Barcelona 1 Retinoblastoma None IVit Ongoing; partial data available NCT03284268 Institut Català d'Oncologia (ICO) 1 HNSCC Durvalumab IV Treatment complete; Initial data H2’22 NCT03799744 U. Leeds 1 Adult brain tumors None IV Ongoing ISRCTN 517624869 U. Pennsylvania 1 PDAC, Ovarian huCART - meso³ IV Ongoing NCT05057715

23 MOST COMMON IV VCN - 01 RELATED AEs [NCT02045602] ADVERSE EVENTS¹ Part I (Alone, n=16) Part II (Concomitant, 12)² Part III (Sequential, 14)³ Grade 1 - 2 Grade ≥3 Grade 1 - 2 Grade ≥3* Grade 1 - 2 Grade ≥3 Febrile neutropenia - - - 2 (16.7%) - - Neutropenia/Neutrophil count decreased 2 (12.5%) - 1 ( 8.3%) 1 ( 8.3%) - - Thrombocytopenia/Platelet count decreased 1 ( 6.3%) 1 ( 6.3%) 3 (25.0%) 4 (33.3%) 2 (14.3%) - Diarrhea 3 (18.8%) - 1 ( 8.3%) - - 1 (7.1%) Nausea 2 (12.5%) - 3 (25.0%) - 3 (21.4%) - Vomiting 3 (18.8%) - 2 (16.7%) - 3 (21.4%) - Asthenia/Fatigue 2 (12.5%) - 5 (41.7%) 1 ( 8.3%) 3 (21.4%) - Pyrexia/Influenza - like Illness 12 (75.0%) 1 ( 6.3%) 8 (66.7%) - 12 (85.7%) - Transaminase increases (ALT, AST) 2 (12.5%) 3 (18.8%) 1 ( 8.3%) 1 ( 8.3%) 2 (14.3%) 2 (14.3%) Pancreatic enzyme increase (lipase, amylase) 1 ( 6.3%) 3 (18.8%) - - - - Decreased appetite 3 (18.8%) - 3 (25.0%) - - - Arthralgia 2 (12.5%) - - - - - Musculoskeletal pain 3 (18.8%) - 4 (33.3%) - - - Dizziness 1 ( 6.3%) - 1 ( 8.3%) - - - Headache 1 ( 6.3%) - 1 ( 8.3%) - 1 (7.1%) - Dyspnea 2 (12.5%) - - - - - Hypotension 2 (12.5%) - 1 ( 8.3%) - - - *Part II: one patient at the highest dose (1x10¹³ vp) died from a combination of thrombocytopenia (Grade 4) and enterocolitis (G rade 5) ¹Garcia - Carbonero (2022) J Immunother Cancer 10:e003255. ²Concomitant IV VCN - 01 3.3x10¹² or 1.0x10¹³ vp/patient administered sam e day as first dose of SoC IV gemcitabine/nab - paclitaxel. ³Sequential IV VCN - 01 3.3x10¹² or 1.0x10¹³ vp/patient administered 7 - days prior to first d ose of SoC.

24 x First - line treatment of metastatic PDAC patients x Direct comparison with standard - of - care chemotherapy in the same trial x Repeated dosing of VCN - 01 may improve treatment outcomes x Open label provides real - time opportunity to review emerging VCN - 01 treatment effects x Orphan Drug Designation to facilitate regulatory interactions and provide market exclusivity V IR AGE PHASE 2 CLINICAL TRIAL – DIFFERENTIATORS ¹Orphan Drug Designation has been obtained in the USA and Europe

25 (m)FOLFIRINOX (ECOG 0 - 1)* or Gemcitabine + nab - Paclitaxel (ECOG 0 - 2) or s ingle agent gemcitabine, capecitabine, 5 - FU (ECOG 3 - 4)³ EXPANSION OPPORTUNITIES for VCN - 01 in PDAC Alternate treatment lines and new chemotherapy combinations ¹Used in <20% of PDAC cases. ²Identical to first - line chemotherapy. ³Eastern Cooperative Oncology Group Performance Status. Abbreviations: CPI checkpoint inhibitor. (m)FOLFIRINOX (modified) leucovorin+5 - FU+irinotecan+oxaliplatin. nab - Paclitaxel nanoparticle albumin - bound paclitaxel. *NALIRIFOX leucovorin+ 5 - FU+liposomal irinotecan+oxaliplatin regimen sNDA accepted by FDA June 2023 for first line m etastatic PDAC. Adapted from Tempero (2021) J Natl Compr Canc Netw 19: 439. Resectable Borderline Resectable Metastatic / Recurrent (unresectable) Locally Advanced (unresectable) FOLFIRINOX* Gemcitabine + nab - Paclitaxel 5 - FU + Leucovorin + liposomal i rinotecan Radiotherapy if increases resection margins¹ Neoadjuvant² Gemcitabine ± erlotinib , single agent capecitabine or 5 - FU; ± CPI Stage I Stage II Stage III Stage IV Progression or Recurrence after 1 st Line First - Line Treatments Additional treatment s are available for small subsets of patients with gene mutations such as KRAS, microsatellite instability VCN - 01 Phase 1, 2 VCN - 01 Expansion Opportunities Status Staging Topoisomerase inhibitor combinations*

VCN - 01 IN HEAD & NECK CANCER

27 VCN - 01 IV + ANTI - PD - L1 PHASE 1 TRIAL in HNSCC Multicenter, open - label, dose escalation study (NCT03799744) ¹Durvalumab 1500 mg (60 min infusion) administered at least 4 hours after VCN - 01. HNSCC head and neck squamous cell carcinoma. Jové M (2023) Ann Oncol 34:S589 – S590. x Single IV doses of VCN - 01 combined with anti - PD - L1 x Patients with metastatic squamous cell carcinoma of the head & neck previously REFRACTORY to anti - PD(L)1 treatment (R/M HNSCC) x Evaluate safety and tolerability, recommended Phase 2 dose Cycle 1 Day | 1 | 8 | 15 | 22 | 29 | 44 ARM I CONCOMITANT HNSCC (6) ARM II SEQUENTIAL HNSCC (14) VCN - 01 3.3x10¹² vp (6) VCN - 01 3.3x10¹² vp (6), 1x10¹³ vp (8) Durvalumab¹ Durvalumab¹ Durvalumab 28 - day cycles starting Day 29 Durvalumab 28 - day cycles starting Day 44 BIOPSY D8 BIOPSY D8 BIOPSY SCR BIOPSY SCR BIOPSY D28 BIOPSY D28

28 • Higher than expected survival (OS) despite previous anti - PD(L)1 failure • No correlation of survival with baseline tumor PD - L1 expression (CPS) • Significant correlation of survival with CPS 8 - days after VCN - 01 treatment EXTENDED SURVIVAL with VCN - 01+DURVALUMAB Survival correlated with PD - L1 upregulation after VCN - 01 treatment ESMO Congress 2023 P oster 937 P: Survival Outcomes in Phase I Trial Combining VCN - 01 and Durvalumab (MEDI4736) in Subjects with Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma Refractory to Previous Immunotherapy Treatment. Jové M (2023) Ann Oncol 34:S589 Regimen Median OS (95% CI), mos 3.3x10¹² vp 1.0x10¹³ vp Concomitant 10.4 (8.9 - NE) .. Sequential 15.5 (15.1 - NE) 17.3 (11.3 - NE) Overall Survival vs CPS in Biopsies at Day 8 Spearman r = 0.7676 P (2 - tailed) = 0.0050

29 VCN - 01 MAY SENSITIZE PATIENTS TO SUBSEQUENT THERAPY Patients responded to subsequent chemotherapy after progressing with VCN - 01 + durvalumab ARM ICI Treatment Progression (Pre - trial) Current Trial 1st Line after Current Trial 2nd Line after Current Trial Median OS post - 1st ICI ORR Median PFS Median OS ORR ORR Concomitant Low (3.3E12vp) 21.6 (19.2 - NE) 0/6 1.7 (1.6 - NE) 10.4 (8.9 - NE) 3/5 1/2 Sequential Low (3.3E12vp) 23.9 (16.6 - NE) 1/6 3.7 (2.2 - NE) 15.5 (15.1 - NE) 3/6 1/6 Sequential High (1E13vp) 21.8 (12.9 - NE) 0 /6 2.1 (1.4 - NE) 17.3 (11.3 - NE) 2*/5 1/4 *Complete Responses

30 AE PROFILE FOR THE COMBINATION OF VCN - 01 AND DURVALUMAB Most common AEs related to IV VCN - 01 [ NCT03799744] Adverse Reactions Arm I - Concomitant (Dose 3,3E12 , n=6)² Arm II - Sequential (Dose 3,3E12 , n=6)³ Arm II - Sequential (Dose 1E13 , n=8)³ CTCAE Grade Grade 1 - 2 Grade ≥3 Grade 1 - 2 Grade ≥3 Grade 1 - 2 Grade ≥3 Pyrexia 2 (33,0%) - 5 (62,5%) - 3 (50%) - Influenza like illness 3 (50,0%) - 3 (37,5%) 2(25%) 2 (33,3%) - Asthenia/Fatigue 2 (33.0%) - 2 (25%) 1 (12,5%) 4 (66,6%) - AST increased 4 (66,7%) 1 (16,6%) 2 (25%) - - 2 (33,3%) ALT increased 3 (50,0%) 1 (16,6%) 1 (12,5%) - - 2 (33,3%) Decreased Apetite 1 (16,6%) - 3(37,5%) - 2 (33,3%) - Lymphocyte count decreased 1 (16,6%) - - 3 (37,5%) - - Myalgia - - 3(37,5%) - 1 (16,6%) - Hypotension - - 2 (25%) - 1 (16,6%) - Chills 1 (16,6%) - 1(12,5%) - 1 (16,6%) - Vomiting 1 (16,6%) - 1(12,5%) - 1 (16,6%) - Anemia 2 (33,0%) - 1(12,5%) - 1 (16,6%) - Nausea - - 1(12,5%) - 1 (16,6%) - Headache - - 1(12,5%) - 1 (16,6%) - Erythema 1 (16,6%) - 1(12,5%) - - - Guillain - Barre Syndrome - 1 (16,6%) - 1 (12,5%) - - Hepatic enzymes increased - - - 1 (12,5%) - - GGT Increased - - - - - 1 (12,5%)

31 VCN - 01 FINDINGS in R/M HNSCC Data support VCN - 01 MOA and immune enhancing effects • VCN - 01 has an acceptable safety profile when administered prior to durvalumab (Imfinzi ® ) • VCN - 01 reaches tumors, has sustained replication and PH20 expression • VCN - 01 treatment led to downregulation of tumor matrix genes and increased levels of immune markers in tumor biopsies (CD8, PD - L1 , IDO) • VCN - 01 - treated patients showed increased response to subsequent chemotherapy treatment lines after progressing on this trial ESMO Congress 2022 P oster 1231P: Phase I Study to Evaluate the Safety, Tolerability, and Efficacy of VCN - 01 in Combination With Durvalumab (MEDI4736) in Subjects With Recurrent/ Metastatic Squamous Cell Carcinoma of the Head and Neck (R/M HNSCC). Jove M (2022) Ann On col 33:S1112. IDO Indoleamine - 2,3 - dioxygenase.

VCN - 01 IN RETINOBLASTOMA

33 • Retinoblastoma (Rb) is an orphan indication that accounts for ~2 - 3% of all childhood cancers¹ • 200 - 300 cases each year in the USA, EU² - ⁴ • VCN - 01 selectivity enables development as an intravitreal treatment for Rb patients • VCN - 01 could be used in combination with chemotherapy to potentially improve outcomes • VCN - 01 could be used as a rescue therapy for patients who fail standard therapy RETINOBLASTOMA, A RARE PEDIATRIC MALIGNANCY ¹https://www.cancer.org/cancer/retinoblastoma/about/key - statistics.html. ²Stacey (2021) Ophthalmology 128:1369. ³One Retinoblast oma World Map https://map.1rbw.org/. ⁴For additional details and references see Appendix. IMAGE: Courtesy of Hospital Sant Joan de Déu, Bar cel ona

34 • On - going single center, open - label, dose escalation study of intravitreal (IVit) VCN - 01¹ - ³ • Children aged 1 - 12 years (n=9) • Retinoblastoma that is recurrent or refractory to chemotherapy and for whom enucleation is the best treatment option • VCN - 01 doses of 2.0x10⁹ vp per eye (n=1) or 2.0x10 10 vp per eye (n=8) on days 1 and 15 • Promising antitumor activity and appropriate safety and tolerability at RP2D • Enucleation avoided in 1 of 6 evaluable patients to date • Low VCN - 01 dose and/or damage from prior chemotherapy meant eye could not be saved in 5 patients • Earlier VCN - 01 intervention anticipated to have better outcomes VCN - 01 IN RETINOBLASTOMA ¹NCT03284268. ²Pascual Pasto (2019) Sci Transl Med 11:eaat9321. ³Data presented at International Oncolytic Virus Conference I OVC 2021, 07 November 2021, Sedona, AZ. Link to IOVC2021 slide deck provided in Appendix. RP2D recommended phase 2 dose. vp virus particles. Pt 2 2 Pt 3 Reduced number and size of tumor vitreous seeds following VCN - 01 administration² Complete tumor regression³ D14 D28 D0 D6 4 M8 D0 Promising Results in 2 of the Patients Treated to date with High Dose VCN - 01

35 INTERIM SAFETEY DATA FOR INTRAVITREAL VCN - 01 Two Intravitreal VCN - 01 Doses of 2.0x10⁹ or 2.0x10 10 vp per eye¹ ¹NCT03284268. ²Intravitreal VCN - 01 doses of 2.0x10⁹ virus particles (vp) per eye (Patient 1) or 2.0x10¹º vp per eye (Patients 2 - 4) administered on days 1 and 15. ³Pascual Pasto (2019) Sci Transl Med 11:eaat9321. Data presented at International Oncolytic Virus Conference IOVC2021 , 0 7 November 2021, Sedona, AZ. Adverse Reaction Pts All Grades Grade ≥3 CTCAE grade N n % n % Uveitis 4 2 50% 2 50% Periphlebitis 4 1 25% 0 0% • VCN - 01 was reasonably well tolerated after intravitreal administration², although some turbidity and vitritis associated with intravitreal inflammation was observed • Intravitreal inflammation was managed with local and systemic administration of anti - inflammatory drugs • VCN - 01 did not appear to change retinal function (electroretinographic signaling) • VCN - 01 does not replicate in healthy retinal tissue of patients with either somatic or germline Rb mutation³ Stable Electroretinographic Signals

36 • Phase 1 ISS to Complete in H1 2024 • Study to complete H1 2024 • Initial data demonstrate acceptable safety and one durable complete response • Developing a clinical protocol for an open - label, multinational study • Retinoblastoma patients with vitreous seeds • IVit VCN - 01 in combination with chemotherapy (no defined SoC) • PI Dr. Guillermo Chantada, MD PhD ¹ • Status • US Orphan Drug Designation • Pre - IND meeting with FDA completed Q4 2023 • Potential to apply for expedited status and Rare Pediatric Disease Designation VCN - 01 DEVELOPMENT IN RETINOBLASTOMA ¹Principal Researcher, Associate Physician, Hospital Sant Joan de Déu, Barcelona, Spain; Scientific Director, Pediatric Hemat o - O ncology Service of the Hospital Universitario Austral, Argentina

NEXT GENERATION OV DISCOVERY PLATFORM

38 OV - ABD • Albumin Shield technology protects OVs as they travel to tumors after systemic administration¹ , ² • Albumin Shield modified OVs bind albumin in the patient’s blood to form a protective coating • Albumin Shield genetic modification allows parent and progeny virus to be albumin coated • Albumin Shield may enable multiple IV administrations for hard - to - treat patients • Albumin Shield first candidate VCN - 11 is being prepared for a potential Phase 1 clinical trial ALBUMIN SHIELD Ť to ENHANCE OV SYSTEMIC DELIVERY ¹Rojas (2016) J Control Rel 237:78; ABD binds mouse and human serum albumin, but not bovine; ²Mato - Berciano (2021) J Control Rel 332:517. Albumin binding domain ( ABD ) expressed on the virus surface (hexon) Y ABD binds serum albumin to form a coating that protects against neutralizing antibodies Y Parent oncolytic virus (OV) susceptible to neutralizing antibodies OV - ABD OV

39 Clinically - tested Adenovirus Expressing PH20 Hyaluronidase to Degrade Stroma + Albumin Shield Ť To Prevent Neutralization by anti - viral Antibodies and Facilitate IV Multidosing + Unique Multifunctional Proteins to Turn Cold Tumors Hot and Enhance Anti - tumor Immune Response THERIVA OV PIPELINE DISCOVERY AND DEVELOPMENT Common Features Product Specific Features VCN - 11 Hyaluronidase alone VCN - 12 Hyaluronidase + Toxins VCN - 13 Fusion Hyaluronidase + scPD - L1 VCN - XX Hyaluronidase + other payloads Advancing founders’ decade of world leading OV innovation

40 Bayo - Puxan N et al. (2006) Role of the putative heparan sulfate glycosaminoglycan - binding site of the adenovirus type 5 fiber sh aft on liver detargeting and knob - mediated retargeting. J Gen Virol 87:2487 – 2495 Bazan - Peregrino M et al. (2021) VCN - 01 disrupts pancreatic cancer stroma and exerts antitumor effects. J ImmunoTher Cancer 9:e00 3254. Garcia - Carbonero R et al. (2019) Poster 5185: Systemic administration of the hyaluronidase - expressing oncolytic adenovirus VCN - 01 in patients with advanced or metastatic pancreatic cancer: first - in - human clinical trial. European Society for Molecular Oncology conference ESMO , 29 September 2019. Garcia - Carbonero R et al. (2022) A phase I, multicenter, open - label study of intravenous VCN - 01 oncolytic adenovirus with or without nab - paclitaxel plus gemcitabine in patients with advanced solid tumors J ImmunoTher Cancer 10:e003255 Hidalgo M et al. (2019) Poster 5465: Proof of concept clinical study by EUS - guided intratumor injection of VCN - 01, an oncolytic adenovirus expressing hyaluronidase in patients with pancreatic cancer. European Society for Molecular Oncology conference ESMO, 28 September 2019. Jove M et al. (2022) Poster 1231P: Phase I study to evaluate the safety, tolerability, and efficacy of VCN - 01 in combination wit h durvalumab (MEDI4736) in subjects with recurrent/metastatic squamous cell carcinoma of the head and neck (R/M HNSCC) Ann Oncol. 33:S1112. European Soc iety for Molecular Oncology conference ESMO 2022, 10 September 2022 Kiyokawa M et al. (2021) Modification of extracellular matrix enhances oncolytic adenovirus Immunotherapy in glioblastoma . Clin Cancer Res 27:889 - 902 Martínez - Vélez N et al. (2019) The oncolytic adenovirus VCN - 01 as therapeutic approach against pediatric osteosarcoma. Clin Canc er Res 22:2217 - 25 Mato - Berciano A et al. (2021) Oncolytic adenovirus with hyaluronidase activity that evades neutralizing antibodies: VCN - 11. J C ontrol Rel 332:517 - 528 Pascual Pasto G et al. (2019) Therapeutic targeting of the RB1 pathway in retinoblastoma with the oncolytic adenovirus VCN - 01. S ci Transl Med 11:eaat9321 Pascual - Pasto G et al. (2021) Presentation: VCN - 01 is an encouraging therapy against retinoblastoma. International Oncolytic Vi rus Conference IOVC2021, 07 November 2021, Sedona, AZ. Rodríguez - García A et al. (2015) Safety and efficacy of VCN - 01, an oncolytic adenovirus combining fiber HSG - binding domain repla cement with RGD and hyaluronidase expression. Clin Cancer Res 21:1406 - 18 Rojas J et al. (2012) Improved systemic antitumor therapy with oncolytic adenoviruses by replacing the fiber shaft HSG - binding d omain with RGD. Gene Ther 19:453 – 457 Rojas LA et al. (2016) Albumin - binding adenoviruses circumvent pre - existing neutralizing antibodies upon systemic delivery. J Co ntrol Rel 237:78 – 88 THERIVA ONCOLYTIC VIRUSES KEY PUBLICATIONS

41 DESCRIPTION, CLASSIFICATION, STAGING, STROMA Balachandran VP et al. (2019) Broadening the impact of immunotherapy to pancreatic cancer: challenges and opportunities. Gast roe nterology 156:2056 - 72 Christenson ES et al. (2020) Current and emerging therapies for patients with advanced pancreatic ductal adenocarcinoma: a br igh t future. Lancet Oncol 21:e135 - e145 Orth M et al. (2019) Pancreatic ductal adenocarcinoma: biological hallmarks, current status, and future perspectives of combi ned modality treatment approaches. Radiation Oncol 14:141 Placencio - Hickok VR et al. (2022) Hyaluronan heterogeneity in pancreatic ductal adenocarcinoma: primary tumors compared to sites of metastasis. Pancreatology 22:92 - 97 Sarantis P et al. (2020) Pancreatic ductal adenocarcinoma: treatment hurdles, tumor microenvironment and immunotherapy. World J Gastrointest Oncol 12:173 - 181 Tahkola K et al. (2021) Stromal hyaluronan accumulation is associated with low immune response and poor prognosis in pancreat ic cancer. Sci Rep 11:12216 Yu J et al. (2015) Time to progression of pancreatic ductal adenocarcinoma from low - to - high tumour stages. Gut 64:1783 - 9 INCIDENCE Bengtsson A et al. (2020) The actual 5 - year survivors of pancreatic ductal adenocarcinoma based on real - world data. Sci Rep 10:1 6425. Carioli G et al. (2021) European cancer mortality predictions for the year 2021 with focus on pancreatic and female lung canc er. Ann Oncol 32:478. da Costa WL et al. (2020) Trends in the incidence of pancreatic adenocarcinoma in all 50 United States examined through an ag e - p eriod - cohort analysis. JNCI Cancer Spectrum 4:pkaa033 GLOBOCAN International 2020 survey of persons 0 - 74 years. https://gco.iarc.fr/today/data/factsheets/cancers/13 - Pancreas - fact - sheet.pdf Michael N et al. (2019) Timing of palliative care referral and aggressive cancer care toward the end - of - life in pancreatic cance r: a retrospective, single - center observational study. BMC Palliat Care 18 :1 3. Sung H et al. (2021) Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 18 5 Countries. CA Cancer J Clin 71:209 – 249 Ushio J et al. (2021) Pancreatic ductal adenocarcinoma: epidemiology and risk factors. Diagnostics 11:562 TREATMENT Conroy T et al. (2011) FOLFIRINOX versus Gemcitabine for Metastatic Pancreatic Cancer. N Engl J Med 364:1817 - 25. Elsayed M et al. (2021) The latest advancement in pancreatic ductal adenocarcinoma therapy: a review article for the latest g uid elines and novel therapies. Biomedicines 9:389 Tempero MA et al. (2021) NCCN Clinical Practice Guidelines in Oncology. Pancreatic Adenocarcinoma, V2.2021. J Natl Compr Canc Ne tw 19:439 - 457 Toesca DAS et al. (2018) Management of borderline resectable pancreatic cancer. Int J Radiation Oncol Biol Phys 100:1155 - 74 Vogel A et al. (2016) Efficacy and safety profile of nab - paclitaxel plus gemcitabine in patients with metastatic pancreatic canc er treated to disease progression: a subanalysis from a phase 3 trial (MPACT). BMC Cancer (2016) 16:817 Von Hoff DD et al. (2013) Increased survival in pancreatic cancer with nab - paclitaxel plus gemcitabine. N Engl J Med 369:1691 - 70 3 PANCREATIC CANCER REFERENCES